UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07626)

Exact name of registrant as specified in charter: Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2008

Date of reporting period: May 1, 2007— October 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Municipal Opportunities Trust

10|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Municipal
Opportunities
Trust
10| 31| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Report from the fund managers	7
Performance in depth	13
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	26
Shareholder meeting results	51

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In November, Putnam Investments celebrated its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe, and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

We are also pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Finally, as you may already be aware, in February of this year Putnam Management and the Board of the Trustees proposed that two other Putnam closed-end funds, Putnam Municipal Bond Fund and Putnam Investment Grade Municipal Trust, be merged into your fund. We believe this merger, if approved, will be in the best interests of shareholders of all funds. Please see page 11 of this report for more details concerning this proposal. As always, we thank you for your support of the Putnam funds.

Putnam Municipal Opportunities Trust: potential for
high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing is taxes on income. Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address this challenge. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by either the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the overall bond market, the specific sector, and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Identified project areas are not necessarily represented in your fund’s portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund’s holdings will vary over time. For more information on current fund holdings, see pages 9 and 27.

4	5

Performance snapshot

Putnam Municipal
Opportunities Trust

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 13–15 for additional performance information, including fund returns atmarket price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Report from the fund managers

The period in review

As the fiscal period began in May 2007, the fund’s portfolio maintained a relatively short duration — a defensive tactic that limits the fund’s sensitivity to changes in interest rates — as investors became increasingly anxious about the economy in general and the financial markets in particular. We shifted to a more neutral stance — or longer duration — in the fall. Our defensive strategy had a positive effect on the fund’s portfolio performance during the market sell-off in the spring, and our subsequent shift to a somewhat longer duration allowed the fund to participate in the price rally as the fiscal period ended. In general, our duration strategy helped the fund outperform the average for its Lipper peer group for the six months ended October 31, 2007. The fund trailed its benchmark for the period, however, which we attribute to the fund’s allocation to tobacco settlement bonds, a sector that experienced weak performance during the period. Relative to its benchmark, the fund was overweight in bonds rated Baa and below by Moody’s, which detracted moderately from results as credit spreads widened during the period. However, the fund benefited from its emphasis on municipal bonds related to single-family housing and power companies.

Market overview

A crisis in the subprime mortgage lending market and a resulting credit crunch weighed on the performance of many fixed-income sectors — including municipal bonds — during the six-month period ended October 31, 2007. While the fund did not own any securities that were directly affected by problems in the subprime mortgage market, the subprime crisis caused bond investors to reevaluate risk across all types of fixed-income portfolios. Yield spreads — which represent the yield premium for investing in bonds that are riskier than U.S. Treasuries, which carry virtually no credit risk —rose dramatically as investors demanded more return on riskier bonds. Consequently, the “risk rally” that persisted in the tax-exempt bond market during the past two years, in which low-quality bonds traded at historically tight yield premiums to U.S. Treasuries, came to an abrupt end. Market liquidity effectively dried up as issuers discovered they would need to offer substantially higher yields on new bond issues to attract sufficient investor interest.

During July and August, when the impact of the subprime crisis was most acutely felt in the municipal bond market, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened as demand for longer-maturity bonds weakened. Long-term bond prices declined, and yields rose, as investors reassessed the slim yield advantage offered in exchange for the increased inflation risk associated with holding longer-dated securities.

Strategy overview

We maintained a short (defensive) portfolio duration relative to the average duration for the fund’s Lipper peer group because we expected interest rates to rise. This strategy helped effect relatively positive results when the prices of longer-term tax-exempt bonds declined and their yields rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the six months ended 10/31/07. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 18.

protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end of the period, we had extended the fund’s duration to a more neutral positioning relative to the fund’s benchmark and Lipper peer group.

The fund’s greater relative exposure to investment-grade and lower-rated bonds detracted moderately from results relative to its peer group, as higher-rated bonds performed slightly better. Given the liquidity constraints present in the marketplace, higher-rated bonds under-performed lower-quality bonds because price discovery in these securities occurred more quickly, as investors who needed to raise cash were unable to sell lower-rated securities.

Relative to the fund’s peer group average, we maintained an overweight position in single-family housing bonds. This strategy proved helpful to results, as reduced mortgage-prepayment volatility and solid investor demand continued to support bonds in this sector.

Your fund’s holdings

Your fund’s emphasis on tobacco settlement bonds, whose payments are secured by income promised to various states through legal settlements with tobacco companies, has been a positive contributor to performance in the past. But during the six months ended October 31, 2007, these bonds experienced poor performance. The combination of heavy upcoming supply

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

and investor aversion to riskier bonds weighed on the sector. However, because tobacco settlement bonds were trading at what we believed to be attractive levels, we viewed this as an opportunity to add to the fund’s position during the period. For example, we recently purchased some BBB-rated Ohio Tobacco Settlement Financing Authority bonds. These were part of a $5 billion new issue, which came to market at the beginning of October when the sector as a whole was soft.

Offsetting the weakness in the fund’s tobacco settlement bonds was our emphasis on single family housing bonds, which proved helpful as reduced mortgage-prepayment volatility and solid investor demand continued to support bonds in this sector. The fund also benefited from its holdings in municipal bonds issued to benefit power companies. For example, the fund holds BBB-rated municipal bonds issued in Texas for Valero Energy, which refines low-cost, cleaner-burning fuel products, including diesel. Both the single-family and power company sectors performed well during the period as investor demand mounted.

Diversification has always been an important feature of your fund’s investment policy, and as the fiscal period drew to a close, we were beginning to build a position in an area that is new to this fund — prepaid gas bonds. Each one of these complex transactions is unique. Typically, a municipal utility contracts with a

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

natural gas supplier to provide a stated amount of gas at a predetermined price over periods of up to 30 years. The utility issues tax-exempt bonds in an amount sufficient to pay the gas supplier, and bond holders are repaid from the revenues generated when the utility sells the gas to its customers. An example is Main Street Natural Gas in Georgia, which we added to the fund’s portfolio in October. The rating on these issues primarily reflects the credit strength of Merrill Lynch (A1 by Moody’s), which guaranteed that the supplier will provide the gas as agreed. Since the ratings of even the most prestigious financial companies have been impacted by the turmoil in the mortgage markets, the price of these bonds declined to a level we felt provided us with an attractive opportunity to broaden the fund’s diversification in a market area we believe is promising.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Tender offer results

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam Municipal Opportunities Trust. As a result, in July the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer and in connection with a share repurchase program, see page 49 of this report.

In approving the tender offer for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

Merger with another Putnam closed-end fund proposed

In February 2007, Putnam Investments and the Board of Trustees of the Putnam Funds announced a comprehensive initiative intended to concentrate the lineup of closed-end funds managed by Putnam Investments. The initiative includes a proposal to merge two other Putnam closed-end funds, Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund, into your fund. This merger must be approved by the common and preferred shareholders of all three funds. The Trustees believe the merger is in the best interests of shareholders of each fund because it would significantly increase the size of the combined fund. A larger asset size could potentially reduce fund expenses and increase the liquidity in the trading market for fund shares. Proxy statements, which include additional pertinent information to enable you to make an informed decision about the merger, were mailed in recent months. If approved by shareholders, the merger is expected to take place in early 2008.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are encouraged by the fact that the liquidity crisis that has affected the fixed-income markets is being addressed by the Federal Reserve (the Fed) and other regulatory and legislative bodies. In September, the Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — by 0.50%, and lowered the rate by an additional 0.25% in October. These actions helped both the taxable and tax-exempt markets to stabilize by restoring a level of confidence that the central bank is prepared to step in when extreme events disrupt the bond market’s normal balance of supply and demand.

While we expect to see continued volatility in the coming months, the silver lining in any market downturn is that many securities may become available at attractive prices. We believe that is now the case among bonds that are at the lower end of the investment-grade credit spectrum. The selling pressure that caused investment-grade bonds — those rated Baa and above — to lag lower-rated bonds during the period has created what we consider to be compelling values among these securities. As a result, we currently plan to add to the fund’s holdings in this area over the next several months.

Relative to the peer group, we also currently plan to maintain the fund’s underweight exposure to non-investment-grade bonds. It appears that market participants are reaching the conclusion that lower-quality securities are unlikely to rally significantly from current levels over the near term. Against that backdrop, we believe the risks of emphasizing lower-rated bonds outweigh the return potential in the current market environment.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 10/31/07

				Lipper General
			Lehman	Municipal Debt
			Municipal	Funds (leveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 5/28/93)	6.24%	4.90%	5.69%	6.11%

10 years	75.92	51.77	67.51	75.16
Annual average	5.81	4.26	5.29	5.76

5 years	37.67	28.27	24.37	35.99
Annual average	6.60	5.11	4.46	6.31

3 years	15.81	6.83	11.58	15.15
Annual average	5.01	2.23	3.72	4.79

1 year	1.44	1.53	2.91	0.70

6 months	–0.24	–4.24	1.30	–0.97

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/07, there were 54, 54, 54, 52, 38, and 33 funds respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 10/31/07

Distributions — common shares*

Number		6

Income[1]		$0.2874

Capital gains[2]		—

Total		$0.2874

	Series A	Series B	Series C
Distributions — preferred shares*	(800 shares)	(1,620 shares)	(1,620 shares)

Income[1]	$965.62	$475.17	$477.68

Capital gains[2]	—	—	—

Total	$965.62	$475.17	$477.68

Share value:		NAV	Market price

4/30/07		$13.19	$12.20

10/31/07		12.84	11.40

Current yield (end of period)

Current dividend rate[3]		4.48%	5.04%

Taxable equivalent[4]		6.89	7.75

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/07

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	6.24%	5.00%

10 years	76.07	52.62
Annual average	5.82	4.32

5 years	32.63	20.68
Annual average	5.81	3.83

3 years	16.70	7.46
Annual average	5.28	2.43

1 year	1.80	4.00

6 months	–0.58	–3.72

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2007, and October 31, 2006.

Trustee and Putnam employee fund ownership

As of October 31, 2007, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$33,000	$ 92,000,000

Putnam employees	$ 3,000	$777,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 53rd percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

63rd	49th	62nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 56, 56 and 50 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-, five- and ten-year periods ended September 30, 2007 were 55%, 43% and 59%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 30th out of 54, 22nd out of 51 and 23rd out of 38, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Amendment to your fund’s bylaws

The fund is required to comply with asset coverage tests and other investment restrictions set forth in your fund’s Bylaws. These requirements are imposed by the rating agencies that rate the fund’s preferred shares. In December, 2007, the fund’s Bylaws were amended to expand the categories of investments that may be counted toward meeting the asset coverage tests and to liberalize the calculations applied to those investments. The amendment effectively increases the fund’s ability to invest in various derivative and lower-rated instruments. Specifically, (a) zero coupon bonds and swaps (including total return swaps, interest rate swaps, currency swaps and credit default swaps) may now be included when performing asset coverage tests; (b) the minimum original issue size of a qualified municipal obligation has been reduced; (c) pre-refunded bonds will now be discounted like AAA/Aaa-rated bonds even if they are not re-rated; and (d) the discount factors assigned to investments will be reduced, making it easier for the fund to satisfy the asset coverage tests.This additional investment flexibility may increase the fund’s exposure to credit risk and to risks associated with derivatives, some of which are described below.

• Credit risk: Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk. Investments rated below BBB by Standard & Poor’s Rating Group Inc. (“S&P”) or its equivalent are below investment grade. A below investment grade rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will be more volatile and are likely to fall. A default or expected default could also make it difficult for Putnam Management to sell investments at prices approximating the values Putnam Management had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for to buy or sell certain tax-exempt investments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

• Derivatives: Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The fund may use derivatives both for hedging and non-hedging purposes or as a substitute for direct investments in the securities of one or more issuers.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives and may magnify or otherwise increase investment losses to the fund. The risk of loss from a “short” derivatives position-a derivative the value of which moves in the opposite direction from the price of the underlying investments, pools of investments or indexes-is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (instruments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the transaction will not meet its obligations.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 10/31/07 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation

BAN Bond Anticipation Notes

COP Certificate of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized

FNMA Coll. Federal National Mortgage
Association Collateralized

FSA Financial Security Assurance

GNMA Coll. Government National Mortgage
Association Collateralized

G.O. Bonds General Obligation Bonds

MBIA MBIA Insurance Company

PSFG Permanent School Fund Guaranteed

Radian Insd. Radian Group Insured

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes

XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (168.7%)*

	Rating**	Principal amount	Value

Alabama (0.2%)
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	$400,000	$408,388

Arizona (4.7%)
AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.),
Ser. A, 5s, 1/1/15 #	AA–	3,890,000	4,092,669
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	750,000	849,698
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	BB–/P	950,000	1,008,891
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), Ser. A,
6 3/4s, 12/1/26	BB+/P	455,000	462,198
Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5s, 5/15/26	A–	800,000	820,808
Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	570,000	540,708
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB–	500,000	487,475
			8,262,447

Arkansas (1.1%)
Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A–	1,000,000	1,003,880
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 4.6s, 10/1/17	A–	200,000	201,510

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Arkansas continued
Springdale, Sales & Use Tax Rev. Bonds, FSA,
4.05s, 7/1/26	Aaa	$500,000	$502,780
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	250,000	246,290
			1,954,460

California (24.7%)
Anaheim, City School Dist. G.O. Bonds
(Election of 2002), MBIA, zero %, 8/1/26	Aaa	1,195,000	503,131
Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
(Pub. Impt.), Ser. C, FSA, zero %, 9/1/28	Aaa	6,000,000	2,221,080
Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, FGIC, zero %, 8/1/23	Aaa	1,000,000	490,310
CA Edl. Fac. Auth. Rev. Bonds (U. of the Pacific),
5s, 11/1/21	A2	450,000	464,958
CA State G.O. Bonds
5 1/8s, 4/1/23	A1	500,000	521,155
5s, 11/1/32	A1	1,000,000	1,018,100
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	AA+	1,000,000	1,045,410
CA State Pub. Wks. Board Rev. Bonds (Dept.
of Hlth. Svcs. Richmond Laboratory), Ser. B,
XLCA, 5s, 11/1/22	Aaa	1,810,000	1,887,432
CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	250,000	256,378
CA Statewide Cmntys., Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,753,413
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02, 5.05s, 9/2/35	BB+/P	250,000	234,045
Chula Vista COP, MBIA, 5s, 8/1/32	Aaa	4,000,000	4,137,400
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	635,000	647,059
Garvey, School Dist. G.O. Bonds (Election of
2004), FSA, zero %, 8/1/24	Aaa	1,400,000	647,514
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	B–/P	576,000	536,412
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-1, 5s, 6/1/33	BBB	1,250,000	1,125,163
Ser. A-1, 4 1/2s, 6/1/27	BBB	625,000	581,819
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	85,000	85,830
Metro. Wtr. Dist. Rev. Bonds (Southern CA
Wtr. Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	6,814,440
Redwood City, Elementary School Dist. G.O.
Bonds, FGIC, zero %, 8/1/21	Aaa	1,990,000	1,081,207
Rocklin, Unified School Dist. G.O. Bonds,
FGIC, zero %, 8/1/27	Aaa	2,000,000	807,180

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

California continued
Sacramento, Special Tax (North Natomas
Cmnty. Fac.), Ser. 97-01, 5s, 9/1/29	BB/P	$1,185,000	$1,128,950
Sacramento, City Unified School Dist. G.O.
Bonds (Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,072,560
San Bernardino Cnty., COP (Med. Ctr. Fin.),
Ser. A, MBIA, 6 1/2s, 8/1/17	Aaa	5,000,000	5,799,650
San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12	Aaa	6,000,000	6,247,740
Silicon Valley, Tobacco Securitization Auth. Rev.
Bonds (Santa Clara), Ser. A, zero %, 6/1/36	BBB/P	750,000	112,223
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	BB–/P	715,000	755,948
			42,976,507

Colorado (0.6%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	100,000	101,055
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	535,000	553,254
(Evangelical Lutheran), 5s, 6/1/29	A3	340,000	337,770
			992,079

Delaware (1.0%)
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-2, 4.9s, 10/31/39	A3	1,500,000	1,510,575
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/30	BBB–	200,000	188,810
			1,699,385

District of Columbia (3.3%)
DC Wtr. & Swr. Auth. Pub. Util. Rev.
Bonds, FGIC, 5s, 10/1/28	Aaa	5,550,000	5,715,501

Florida (5.0%)
FL Hsg. Fin. Corp. Rev. Bonds (Homeowner
Mtge.), Ser. 5, 5s, 7/1/34	Aa1	695,000	701,137
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 1/4s, 6/1/20	BBB+	2,000,000	2,069,680
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Alliance Cmnty.), Ser. C, 5 1/2s,
11/15/29 (Prerefunded)	AAA	1,000,000	1,048,130
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	Ba1	500,000	532,980
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	790,000	795,814
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/09	BB–/P	630,000	612,933
Split Pine, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	500,000	424,290

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Florida continued
St. Lucie Cnty., School Board COP (Master
Lease), Ser. A, FSA, 5s, 7/1/26	Aaa	$1,965,000	$2,025,404
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	150,000	130,752
Wentworth Estates, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. B, 5 1/8s, 11/1/12	BB–/P	340,000	318,012
			8,659,132

Georgia (7.7%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
5 5/8s, 1/1/30	Aaa	3,000,000	3,093,780
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, FSA,
5s, 11/1/24	Aaa	4,000,000	4,187,120
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C,
FSA, 3 5/8s, 11/1/41	VMIG1	2,100,000	2,100,000
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Pacific Corp.), 6 1/2s, 6/1/31	B2	900,000	919,872
Main St. Natural Gas, Inc. Rev. Bonds
(GA Gas), Ser. B
5s, 3/15/21	A1	1,000,000	995,120
5s, 3/15/11	A1	1,000,000	1,024,150
Savannah, Econ. Dev. Auth. Poll. Control Rev.
Bonds (Intl. Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	1,000,000	1,029,790
			13,349,832

Hawaii (0.2%)
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds,
Ser. A, FNMA Coll., 5 3/4s, 7/1/30	Aaa	280,000	286,938

Idaho (0.3%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	505,000	505,934

Illinois (2.6%)
Lake Cnty., Cmnty. Construction G.O. Bonds
(School Dist. No. 073 Hawthorn), FGIC,
zero %, 12/1/20	Aaa	1,650,000	923,423
Metropolitan Pier & Exposition Auth. Rev.
Bonds (McCormack Place Expansion Project),
MBIA, 5s, 12/15/28	Aaa	1,770,000	1,815,135
Montgomery, Special Assmt. Bonds
(Lakewood Creek), Radian Insd., 4.7s, 3/1/30	AA	600,000	570,492
Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, MBIA, zero %, 4/1/21	Aaa	2,230,000	1,232,900
			4,541,950

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Indiana (8.4%)
Anderson, Econ. Dev. Rev. Bonds
(Anderson U.), 5s, 10/1/24	BBB–/F	$120,000	$118,111
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds,
MBIA, 5s, 1/15/26	Aaa	2,000,000	2,076,940
Fairfield, School Bldg. Corp. Ind. Rev. Bonds,
FGIC, 5s, 7/15/24	Aaa	3,000,000	3,111,300
GCS School Bldg. Corp. Rev. Bonds (First Mtg.),
FSA, 5s, 7/15/26	Aaa	1,000,000	1,032,240
IN Bk. Special Program Gas Rev. Bonds, Ser. A
5 1/4s, 10/15/21	Aa2	180,000	186,305
5 1/4s, 10/15/18	Aa2	550,000	577,561
IN Hlth. Fac. Fin. Auth. Rev. Bonds
(Cmnty. Hosp.), Ser. A, AMBAC, 5s, 5/1/24	Aaa	2,695,000	2,795,470
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,100,000	2,135,994
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	2,500,000	2,558,775
			14,592,696

Iowa (1.3%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	840,000	1,008,470
IA State Higher Ed. Loan Auth. Rev. Bonds
5s, 10/1/22	BBB–/F	605,000	594,987
(Wartburg), Ser. A, 5s, 10/1/21	BBB–/F	605,000	597,220
			2,200,677

Kansas (0.5%)
Lawrence, Hosp. Rev. Bonds (Lawrence
Memorial Hosp.), 5 1/4s, 7/1/21	A3	500,000	523,320
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.),
5s, 10/1/16	A1	300,000	316,185
			839,505

Louisiana (4.0%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A, 7s,
11/1/20 (Prerefunded)	AAA/P	950,000	1,032,033
LA Pub. Fac. Auth. Rev. Bonds (Pennington
Med. Foundation), 5s, 7/1/16	A3	350,000	362,751
LA State Office Fac. Corp. Lease Rev. Bonds
(Capitol Complex), Ser. A, MBIA
5 1/2s, 3/1/13	Aaa	2,000,000	2,069,180
5 1/2s, 3/1/12	Aaa	3,440,000	3,558,990
			7,022,954

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	$600,000	$626,370

Maryland (0.2%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/22	BBB+	425,000	426,211

Massachusetts (3.4%)
MA State Dev. Fin. Agcy. Rev. Bonds (Linden
Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	510,000	509,475
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A, 5s, 1/1/19	A–	140,000	145,944
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	1,974,150
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	1,300,000	1,354,977
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	1,800,000	1,902,114
			5,886,660

Michigan (6.2%)
Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30	Aaa	4,505,000	4,605,777
MI Higher Ed. Fac. Auth. Rev. Bonds
(Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	530,570
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,038,930
(Hosp. Sparrow), 5s, 11/15/23	A1	1,370,000	1,395,962
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	1,200,000	1,198,344
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,650,000	1,862,537
MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	BBB	175,000	175,495
			10,807,615

Minnesota (1.1%)
MN State Higher Ed. Fac. Auth. Rev. Bonds
(U. of St. Thomas), Ser. 6-I, 5s, 4/1/23	A2	500,000	520,870
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.), Ser. B, 5s, 7/1/34	AA+	555,000	567,349
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes), 6 1/8s, 10/1/39	BB/P	315,000	321,183
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/25	Baa3	450,000	472,770
			1,882,172

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Mississippi (1.2%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB	$1,000,000	$1,003,180
5 7/8s, 4/1/22	BBB	580,000	581,421
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	465,000	475,342
			2,059,943

Missouri (4.0%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (St. Francis Med. Ctr.),
Ser. A, 5 1/2s, 6/1/16	A+	1,750,000	1,854,790
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	2,500,000	2,570,975
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC, 3.64s, 6/1/22	VMIG1	1,370,000	1,370,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. C-1,
GNMA Coll., FNMA Coll., 7.15s, 3/1/32	AAA	540,000	571,590
(Single Fam. Home Ownership Loan),
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	515,000	540,163
			6,907,518

Nevada (5.8%)
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice
Ctr.), FGIC, 5 5/8s, 11/1/19 (Prerefunded)	Aaa	3,505,000	3,655,119
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2,
FGIC, 5 1/8s, 7/1/26	Aaa	5,000,000	5,189,350
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB/P	700,000	663,649
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	195,000	181,728
(No. T-16), 5.1s, 3/1/21	BB/P	305,000	288,872
(No. T-17), 5s, 9/1/25	BB–/P	175,000	159,560
			10,138,278

New Hampshire (0.4%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Southern NH Med. Ctr.), Ser. A,
5 1/4s, 10/1/28	A–	675,000	688,554

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

New Jersey (5.4%)
Newark, Hsg. Auth. Rev. Bonds (Port Auth.
Newark Marine Terminal), MBIA, 5 1/4s,
1/1/20 (Prerefunded)	Aaa	$1,000,000	$1,086,870
NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,500,000	1,572,030
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	2,000,000	2,090,780
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Hunterdon Med. Ctr.), Ser. B
5s, 7/1/20	A–	575,000	593,308
5s, 7/1/18	A–	520,000	540,327
NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	Aaa	4,200,000	1,935,234
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5s, 6/1/29	BBB	350,000	317,615
6 3/4s, 6/1/39 (Prerefunded)	AAA	1,150,000	1,326,997
			9,463,161

New Mexico (0.7%)
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.82s, 9/1/33	AAA	650,000	674,921
Ser. F2, Class I, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.6s, 7/1/38	AAA	500,000	533,905
			1,208,826

New York (9.5%)
Buffalo, G.O. Bonds, Ser. D, FGIC,
5 1/2s, 12/15/13	Aaa	1,000,000	1,071,960
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds,
Mandatory Put Bonds, Ser. C, 5 5/8s, 11/15/14	Baa2	500,000	511,725
NY City, G.O. Bonds, Ser. J/J-1, 5s, 6/1/21	AA	1,000,000	1,051,910
NY City, City Transitional Fin. Auth. Rev. Bonds,
AMBAC, 5 1/4s, 8/1/15	Aaa	1,000,000	1,068,540
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, 5s, 7/1/25	Aaa	500,000	523,925
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	400,000	418,196
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	BBB–	770,000	819,526
NY City, Indl. Dev. Agcy. Special Arpt. Fac.
Rev. Bonds (Airis JFK I, LLC), Ser. A,
5 1/2s, 7/1/28	Baa3	2,100,000	2,097,270
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	600,000	661,230
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	200,000	183,818

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

New York continued
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	BBB	$1,500,000	$1,542,015
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	2,000,000	2,029,760
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 6/30/04, cost $827,862) ‡	BB/P	800,000	823,664
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term. — 6), MBIA, 5.9s, 12/1/17	Aaa	1,500,000	1,532,370
Triborough Bridge & Tunnel Auth. Rev. Bonds,
Ser. A, 5s, 1/1/32 (Prerefunded)	AAA	2,125,000	2,249,716
			16,585,625

North Carolina (1.3%)
NC Med. Care Cmnty. Hlth. Care Fac. Rev.
Bonds (Pines at Davidson), Ser. A, 5s, 1/1/15	A–/F	635,000	659,714
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,500,000	1,584,315
			2,244,029

Ohio (9.3%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2, 5 3/4s, 6/1/34	BBB	3,500,000	3,379,810
Cleveland, Muni. School Dist. G.O. Bonds,
FSA, 5s, 12/1/27	Aaa	5,700,000	5,939,400
Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	500,000	495,190
Field, Local School Dist. G.O. Bonds (School
Fac. Construction & Impt.), AMBAC,
5s, 12/1/25	Aaa	1,000,000	1,048,760
Montgomery Cnty., Rev. Bonds (Catholic Hlth.
Initiatives), Ser. A, 5s, 5/1/30	Aa2	2,025,000	2,038,365
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22
(Prerefunded)	A2	1,000,000	1,085,210
Rickenbacker, Port Auth. Rev. Bonds (OASBO
Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,165,000	2,303,170
			16,289,905

Oklahoma (4.1%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded)	Aaa	950,000	995,059
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	5,915,000	6,237,604
			7,232,663

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Pennsylvania (9.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Pittsburgh Mercy Hlth. Syst.), AMBAC, 5 5/8s,
8/15/26 (Prerefunded)	Aaa	$5,000,000	$5,079,700
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 5.3s, 1/1/14	BB/P	710,000	716,624
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	575,000	585,919
Hempfield, Area School Dist. G.O. Bonds
(Westmoreland Cnty.), Ser. A, FGIC, 5 1/4s,
3/15/21 (Prerefunded)	Aaa	4,000,000	4,382,640
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AA–	1,500,000	1,643,505
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A,
5 1/4s, 7/1/32	A1	1,000,000	1,012,500
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Northampton Generating),
Ser. A, 6.6s, 1/1/19	B+	700,000	700,763
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Philadelphia U.)
5s, 6/1/30	Baa2	690,000	679,878
5s, 6/1/22	Baa2	260,000	262,155
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31	A	330,000	345,437
5 7/8s, 12/1/31 (Prerefunded)	AAA	1,120,000	1,224,922
			16,634,043

Puerto Rico (1.3%)
Cmnwlth. of PR, G.O. Bonds, Ser. A,
5 1/4s, 7/1/14	Baa3	2,000,000	2,136,280
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. AA, 5s, 12/1/16	Baa3	200,000	211,342
			2,347,622

Rhode Island (0.1%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, 6 1/4s, 6/1/42	BBB	200,000	201,962

South Carolina (7.6%)
Greenwood Cnty., Hosp. Rev. Bonds
(Memorial Hosp.), 5 1/2s, 10/1/26	A2	500,000	515,535
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp.
Rev. Bonds, 5 1/2s, 5/1/37 (Prerefunded)	A+	750,000	825,878
Lexington Cnty., Hlth. Svcs. Dist. Hosp.
Rev. Bonds, 5s, 11/1/23	A+	500,000	508,255

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

South Carolina continued
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded)	Baa1	$1,110,000	$1,239,626
6s, 8/1/20 (Prerefunded)	Baa1	140,000	156,349
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/29	Aaa	5,000,000	5,168,100
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B, 6 3/8s, 5/15/30	BBB	2,135,000	2,225,054
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A,
AMBAC, 5s, 10/1/27	Aaa	2,460,000	2,570,823
			13,209,620

South Dakota (1.1%)
SD Edl. Enhancement Funding Corp. SD
Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	450,000	463,500
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	502,665
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sanford Hlth.)
5s, 11/1/21	AA–	250,000	258,980
5s, 11/1/19	AA–	595,000	620,573
			1,845,718

Tennessee (2.9%)
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	Baa1	2,750,000	3,065,948
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac.
Board Rev. Bonds (Wellmont Hlth. Syst.),
Ser. C
5s, 9/1/22	BBB+	430,000	430,576
5s, 9/1/19	BBB+	1,460,000	1,476,513
			4,973,037

Texas (12.7%)
Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
(St. Luke’s Hlth. Syst.), FSA, 6.1s, 11/15/23
(Prerefunded)	Aaa	4,000,000	4,174,000
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/26	Aaa	2,020,000	2,085,711
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5 1/4s, 8/15/21	AAA	2,345,000	2,505,890
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	750,000	771,255
Leander, Indpt. School Dist. G.O. Bonds,
PSFG, zero %, 8/15/15	AAA	6,650,000	4,849,845

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Texas continued
Port Corpus Christi Indl. Dev. Corp. Rev.
Bonds (Valero), Ser. C, 5.4s, 4/1/18	BBB	$720,000	$732,125
Sabine River Auth. Rev. Bonds (TXU Electric),
Ser. C, 5.2s, 5/1/28	CCC	500,000	448,840
San Antonio Wtr. Rev. Bonds, Ser. A, FSA,
5s, 5/15/32	Aaa	2,000,000	2,047,100
Snyder, Indpt. School Dist. G.O. Bonds
(School Bldg.), AMBAC, 5 1/4s, 2/15/25	AAA	1,280,000	1,365,926
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/29	Baa3	2,000,000	2,038,500
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds (Single Fam.), Ser. F, FHA Insd.,
5 3/4s, 3/1/37	AAA	1,000,000	1,062,860
			22,082,052

Utah (1.2%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
6 3/4s, 5/15/20 (Prerefunded)	AAA	2,000,000	2,002,840

Virginia (2.4%)
Fredericksburg, Indl. Dev. Auth. Rev. Bonds
(Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	500,000	504,770
Front Royal & Warren Cnty., Indl. Dev. Auth.
Lease Rev. Bonds (School Cap. Impt.), Ser. B,
FSA, 5s, 4/1/29	Aaa	2,500,000	2,589,900
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	1,000,000	1,047,060
			4,141,730

Washington (5.4%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa),
5.85s, 12/1/31	A2	4,000,000	4,001,120
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	1,175,000	1,232,975
WA State G.O. Bonds (Motor Vehicle Fuel),
Ser. B, MBIA, 5s, 7/1/24	Aaa	4,000,000	4,160,360
			9,394,455

West Virginia (1.4%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa2	1,150,000	1,155,210
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	1,300,000	1,321,970
			2,477,180

MUNICIPAL BONDS AND NOTES (168.7%)* continued

	Rating**	Principal amount	Value

Wisconsin (4.6%)
Badger Tobacco Settlement Asset Securitization
Corp. Rev. Bonds
7s, 6/1/28	BBB	$2,600,000	$2,755,636
6 3/8s, 6/1/32	BBB	2,500,000	2,597,475
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30
(Prerefunded)	A–	2,400,000	2,622,327
			7,975,438

TOTAL INVESTMENTS
Total investments (cost $283,698,502)			$293,741,612

* Percentages indicated are based on net assets of $174,123,617.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2007 was $823,664 or 0.5% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2007.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at October 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2007 (as a percentage of net assets):

Health care	42.1%
Local government	33.1
Utilities	23.8
State government	14.2
Tobacco	10.4

The fund had the following insurance concentrations greater than 10% at October 31, 2007 (as a percentage of net assets):

FGIC	19.9%
AMBAC	17.6
MBIA	17.3
FSA	17.0

FUTURES CONTRACTS OUTSTANDING at 10/31/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	81	$8,911,266	Dec-07	$(129,211)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $283,698,502)	$293,741,612

Cash	48,728

Interest and other receivables	4,527,460

Receivable for securities sold	1,112,564

Receivable from Manager (Note 2)	81,954

Receivable for variation margin (Note 1)	144,940

Total assets	299,657,258

LIABILITIES

Distributions payable to shareholders	649,014

Distributions payable to preferred shareholders (Note 1)	110,670

Payable for securities purchased	2,894,121

Payable for shares of the fund repurchased	154,043

Payable for compensation of Manager (Note 2)	417,046

Payable for investor servicing (Note 2)	12,411

Payable for Trustee compensation and expenses (Note 2)	69,117

Payable for administrative services (Note 2)	1,141

Other accrued expenses	226,078

Total liabilities	4,533,641

Series A remarketed preferred shares: (800 shares authorized
and issued at $50,000 per share) (Note 4)	40,000,000

Series B and C remarketed preferred shares: (3,240 shares authorized
and issued at $25,000 per share) (Note 4)	81,000,000

Net assets	$174,123,617

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$187,074,549

Distributions in excess of net investment income (Note 1)	(347,508)

Accumulated net realized loss on investments (Note 1)	(22,517,323)

Net unrealized appreciation of investments	9,913,899

Total — Representing net assets applicable to common shares outstanding	$174,123,617

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($174,123,617 divided by 13,559,959 shares)	$12.84

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/07 (Unaudited)

INTEREST INCOME	$ 7,515,742

EXPENSES

Compensation of Manager (Note 2)	854,641

Investor servicing fees (Note 2)	45,889

Custodian fees (Note 2)	3,869

Trustee compensation and expenses (Note 2)	23,468

Administrative services (Note 2)	7,624

Legal expense	142,555

Preferred share remarketing agent fees	156,287

Other	217,408

Total expenses	1,451,741

Expense reduction (Note 2)	(84,418)

Net expenses	1,367,323

Net investment income	6,148,419

Net realized gain on investments (Notes 1 and 3)	153,615

Net realized loss on futures contracts (Note 1)	(481,948)

Net unrealized depreciation of investments
and futures contracts during the period	(5,348,195)

Net loss on investments	(5,676,528)

Net increase in net assets resulting from operations	$ 471,891

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(2,316,109)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(1,844,218)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
Six months ended		Year ended
	10/31/07*	4/30/07

Operations:
Net investment income	$ 6,148,419	$ 13,659,990

Net realized loss on investments	(328,333)	(436,585)

Net unrealized appreciation (depreciation) of investments	(5,348,195)	4,388,138

Net increase in net assets resulting from operations	471,891	17,611,543

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(2,316,109)	(4,325,346)

Net increase (decrease) in net assets resulting from operations
(applicable to common shareholders)	(1,844,218)	13,286,197

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(4,063,539)	(8,859,421)

Decrease from shares repurchased (Note 5)	(20,144,456)	(7,799,198)

Total decrease in net assets	(26,052,213)	(3,372,422)

NET ASSETS

Beginning of period	200,175,830	203,548,252

End of period (including distributions in excess of net investment
income of $347,508 and $116,279, respectively)	$174,123,617	$200,175,830

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	15,172,510	15,846,380

Shares repurchased (Note 5)	(1,611,217)	(673,870)

Retirement of shares held by the fund (Note 5)	(1,334)	—

Common shares outstanding at end of period	13,559,959	15,172,510

Remarketed preferred shares outstanding at beginning
and end of period	4,040	4,040

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/07	4/30/07	4/30/06	4/30/05	4/30/04	4/30/03

Net asset value,
beginning of period
(common shares)	$13.19	$12.85	$13.15	$12.72	$12.98	$13.00

Investment operations:
Net investment income (a)	.43	.89	.86	.91	1.00	1.09

Net realized and unrealized
gain (loss) on investments	(.37)	.23	(.30)	.51	(.24)	(.10)

Total from
investment operations	.06	1.12	.56	1.42	.76	.99

Distributions to
preferred shareholders:
From net
investment income	(.16)	(.28)	(.21)	(.12)	(.07)	(.10)

Total from investment
operations (applicable to
common shareholders)	(.10)	.84	.35	1.30	.69	.89

Distributions to
common shareholders:
From net
investment income	(.29)	(.57)	(.68)	(.87)	(.95)	(.91)

Total distributions	(.29)	(.57)	(.68)	(.87)	(.95)	(.91)

Increase from
shares repurchased	.04	.07	.03	—	—	—

Net asset value,
end of period
(common shares)	$12.84	$13.19	$12.85	$13.15	$12.72	$12.98

Market price,
end of period
(common shares)	$11.40	$12.20	$11.68	$11.72	$12.47	$12.48

Total return at
market price (%)
(common shares) (b)	(4.24)*	9.64	5.61	.82	7.49	7.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$174,124	$200,176	$203,548	$212,505	$205,571	$209,697

Ratio of expenses to
average net assets (%)(c,d)	.79*	1.28	1.37	1.40	1.37	1.41

Ratio of net
investment income
to average net assets (%)(d)	2.10*	4.61	4.92	6.15	7.05	7.65

Portfolio turnover (%)	18.44*	12.60	10.74	29.51	19.19	12.30

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2007, the fund had a capital loss carryover of $21,500,758 available to the extent allowed by the Code to offset future net capital gain, if any.

The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$2,526,324	April 30, 2008

1,503,027	April 30, 2009

2,243,569	April 30, 2010

3,588,009	April 30, 2011

8,885,378	April 30, 2012

2,388,286	April 30, 2013

366,165	April 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2008 $457,139 of losses recognized during the period November 1, 2006 to April 30, 2007.

The aggregate identified cost on a tax basis is $283,680,169, resulting in gross unrealized appreciation and depreciation of $11,261,256 and $1,199,813, respectively, or net unrealized appreciation of $10,061,443.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remar-keted preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on October 31, 2007 was 3.65% for Series A and 3.60% for Series B and C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to August 3, 2007, such fee was based on the lesser of (i) an annual rate of 0.35% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates were expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.45% of the first $500 million and 0.35% of the next $500 million, with additional breakpoints at higher asset levels.

In addition, the fund paid an administrative services fee to Putnam Management quarterly based on an annual rate of 0.20% of the average weekly net assets attributable to common and preferred shares outstanding. These amounts are included in Compensation of Manager in the Statement of operations.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended October 31, 2007, the fund incurred $47,713 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State

Street’s fees are reduced by credits allowed on cash balances. For the six months ended October 31, 2007, the fund’s expenses were reduced by $84,418 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $290, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2007 cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,426,102 and $66,358,093, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A (800), Series B (1,620) and Series C (1,620) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2007, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to an additional 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchases up to 10% of its outstanding common shares over the 12-month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended October 31, 2007, the fund repurchased 93,966 common shares for an aggregate purchase price of $1,072,611, which reflects a weighted-average discount from net asset value per share of 10.65% .

In July 2007, the fund repurchased 1,517,251 common shares pursuant to an issuer tender offer commenced on June 4, 2007, for up to 10% if its outstanding common shares, at $12.57 per share, for an aggregate purchase price of $19,071,845. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 12, 2007.

During the period, the fund retired 1,334 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Note 8: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Municipal Bond Fund and Putnam Investment Grade Municipal Trust, both closed-end funds managed by Putnam Management, into the Fund. The transaction is scheduled to occur in 2008. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee it will occur.

Shareholder meeting
results (unaudited)

An annual meeting of shareholders of the fund was held on October 31, 2007.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common shares

	Votes for		Votes withheld

Jameson A. Baxter	11,299,122		1,022,502

Charles E. Haldeman Jr.	11,332,216		989,408

Charles B. Curtis	11,328,748		992,876

Robert J. Darretta	11,328,590		993,034

Myra R. Drucker	11,395,629		925,995

Paul L. Joskow	11,330,605		991,019

Kenneth R. Leibler	11,330,613		991,011

Elizabeth T. Kennan	11,380,245		941,379

George Putnam, III	11,313,910		1,007,714

W. Thomas Stephens	11,318,452		1,003,172

Richard B. Worley	11,307,992		1,013,632

		Preferred shares

	Votes for		Votes withheld

John A. Hill	3,722		34

Robert E. Patterson	3,722		34

All tabulations are rounded to nearest whole number.

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

9,226,523	455,336	273,389

All tabulations rounded to the nearest whole number.

October 15, 2007 meeting

A special meeting of shareholders of the fund was held on October 15, 2007 to consider several proposals relating to the merger of Putnam Municipal Bond Fund and Putnam Investment Grade Municipal Trust into the fund, which such meeting was adjourned to a later date.

Fund information

About Putnam Investments

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and Trust	and Treasurer	Judith Cohen
Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA701 248337 12/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 - May	-	-	-
31, 2007				631,127
June 1 - June	-	-	-
30, 2007				631,127

July 1 - July 31,
2007	1,517,251	$12.57	1,517,251***	631,127
August 1 -
August 31,
2007	32,838	$11.29	32,838	598,289
September 1 -
September 30,
2007	11,424	$11.57	11,424	586,865
October 1 -
October 31,
2007	49,704	$11.46	49,704	1,898,128

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 807,855 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,615,709 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total of 2,976,676 shares through October 7, 2008.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information prior to October 1, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 1, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

***Includes 1,517,251 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $12.57 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2007